NewLink Genetics Corporation NASDAQ: NLNK January 8-11, 2018 36th Annual J.P. Morgan Healthcare Conference

Forward-Looking Disclaimer This presentation contains forward-looking statements of NewLink that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2017 and 2018; results of its clinical trials for product candidates; its timing of enrollment of patients and release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink makes due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements represent NewLink's views as of the date of this presentation. NewLink anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this presentation. 2

NewLink Genetics Focused on Indoximod, an IDO Pathway Inhibitor  Indoleamine 2,3-dioxygenase (IDO) pathway is a key immuno-oncology target  Our leading IDO pathway inhibitor, indoximod, has a differentiated mechanism of action (MOA)  Indoximod’s unique MOA may allow effectiveness in different combinations and therapeutic settings than direct enzymatic inhibitors  Clinical data suggest indoximod combinations may enhance multiple therapeutic modalities – PD-1 checkpoint inhibitors (advanced melanoma) – Cancer vaccine (metastatic prostate cancer) – Chemotherapy (pancreatic cancer and acute myeloid leukemia)  Indoximod has the potential to improve patient outcomes across a broad range of cancers including both hematologic and solid tumor indications 3 Indoximod has been studied in more than 700 patients

 Launching pivotal trial (Indigo301) of indoximod plus PD-1 inhibitors for patients with advanced melanoma  Phase 2 data for indoximod (IDO) plus pembrolizumab (PD-1) suggest potential for improvement of both response rate and PFS for patients with advanced melanoma  Indoximod granted Orphan Drug Designation by the FDA for Stage IIb-IV melanoma  Phase 2 clinical collaboration with AstraZeneca to evaluate indoximod plus durvalumab plus standard-of-care chemotherapy for patients with metastatic pancreatic cancer  First patients dosed with novel salt formulation of indoximod  First patients dosed with NLG802, prodrug of indoximod  Cash and equivalents of approximately $158 million at YE 2017 4 Indoximod program made substantial progress in 2017 NewLink Genetics Highlights

NewLink GENETICS

Targeting the IDO Pathway

Indoximod - A Unique Approach To Inhibiting the IDO Pathway

- **Indoximod**
  – Acts directly on immune cells to reverse IDO pathway-mediated suppression
- **Other IDO inhibitors**
  – Direct IDO enzymatic inhibitors such as NLG919, epacadostat and BMS-986205 block tryptophan metabolism[1,2]


Lymph Node
T Cell Activation by Helper T cell
Helper T Cell
Indoximod
CTL
Treg
Dendritic Cell
Activated CTL
Dendritic Cell
Helper T Cell
IDO Enzyme
IDO Enzyme Inhibitors
IDO Enzyme Inhibitors decrease Kynurenine
Dendritic Cell
Tumor
Helper T Cell
Activated CTL
MDSC

Indoximod has a differentiated mechanism of action

IDO, indoleamine 2,3-dioxygenase; Treg, regulatory T cell; MDSC, myeloid-derived suppressor cell; CTL, cytotoxic T lymphocyte.
[1]Mautino M. AACR 2013. Abstract 491. [2]Jochems C. *Oncotarget.* 2016;7(25):37762-37772.

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IDO Pathway Mediated Immuno-Suppression 6 Treg Activation and Effector Cell Reduction Combination data show potential to enhance multiple different treatment modalities Immuno-suppressive feedback loop dependent on multiple components Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO KYN KYN TRP Effector T cell Regulatory T cell Effector cell suppression/anergy/death Treg activation IDO-expressing cell (DC, Mo, etc) AhR GCN2 AhR GCN2 mTOR mTOR

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA 7 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Adapted from Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO KYN KYN TRP Effector T cell IDO-expressing cell (DC, Mo, etc) Regulatory T cell Indoximod  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 GCN2 mTOR GCN2 mTOR 4

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 8 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Adapted from Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO KYN KYN TRP Effector T cell Regulatory T cell Effector cell suppression/anergy/death IDO-expressing cell (DC, Mo, etc) AhR GCN2 AhR GCN2 mTOR mTOR 4

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 9 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Adapted from Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO KYN TRP Effector T cell IDO-expressing cell (DC, Mo, etc) AhR GCN2 mTOR 4

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 10 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO TRP Regulatory T cell Treg activation IDO-expressing cell (DC, Mo, etc) AhR GCN2 mTOR 4

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 11 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO TRP Regulatory T cell IDO-expressing cell (DC, Mo, etc) Helper T cell KYN AhR GCN2 4

Indoximod is an IDO Pathway Inhibitor with a Differentiated MOA  Orally available tryptophan mimetic1  Counteracts immunosuppressive effects of kynurenine1  Activates multiple immune cells (effector cells)2  Prevents activation of regulatory T cells (Tregs)3  Reprograms Tregs into helper T cells3 12 A Proposed Mechanism with a Broad Spectrum of Potential Clinical Utility Combination data show potential to enhance multiple different treatment modalities Indoximod interrupts the IDO mediated immuno-suppressive feedback loop Indoximod MOA 1Metz R. Oncoimmunology. 2012;1(9):1460-1468; 2Holmgaard RB, et al. Cell Reports. 2015;13(2):412-424; 3Sharma MD, et al. Immunity. 2010;33(6):942-954; 4Adapated from Munn, D et al. Trends in Immunology. Page 12, Figure 1, March 2012. IDO KYN KYN TRP Effector T cell Regulatory T cell Effector cell suppression/anergy/death Treg activation IDO-expressing cell (DC, Mo, etc) AhR GCN2 AhR GCN2 mTOR mTOR Helper T cell 4

13 Characteristic n = 51* Median age (range), yr 62.9 (27–88) Male, n (%) 34 (67) Race/Ethnicity, n (%) White, non-Hispanic† 50 (98) LDH above ULN, n (%) 12 (24) Disease stage, n (%) III 8 (16) IV 43 (84) M1a 9 (18) M1b 13 (25) M1c 21 (41) Phase 2: Baseline Demographics and Clinical Characteristics ECOG PS, Eastern Cooperative Oncology Group performance status; LDH, lactate dehydrogenase; ULN, upper limit of normal. *Excludes uveal melanoma patients. †One patient declined to answer. Characteristic n = 51* ECOG PS, n (%) 0 38 (75) 1 13 (25) Primary site, n (%) Cutaneous 40 (78) Mucosal or primary unknown 11 (22) Prior therapy, n (%) Radiation 9 (18) Systemic therapy 14 (27) None 28 (55) Indoximod (IDO) plus Pembrolizumab (PD-1) in Advanced Melanoma Zakharia Y, et al. Oral presentation at: Third International Cancer Immunology Conference; September 6-9, 2017; Frankfurt, Germany.

14 Phase 2: Impressive Response Rate and Progression Free Survival (N=51) *Patients that progressed due to new non-target lesions. Note: 1 patient was unevaluable for response due to pleural effusion/collapsed left lung; the patient progressed based on several new non-target lesions. Zakharia Y, et al. Oral presentation at: Third International Cancer Immunology Conference; September 6-9, 2017; Frankfurt, Germany. Response N (%) ORR 31 (61) CR 10 (20) PR 21 (41) SD 10 (20) DCR 41 (80) PD 10 (20) Significant depth of response observed in a large number of patients Survival Median PFS 12.9 months PFS at 12 months 56% Indoximod (IDO) plus Pembrolizumab (PD-1) in Advanced Melanoma

0 10 20 30 40 50 60 70 80 90 15 Nivolumab1 Pembrolizumab2* Ipilimumab+Nivolumab3 Indoximod+Pembrolizumab4 0 2 4 6 8 10 12 14 ORR PFS CR DCR Comparative anti-PD-1 monotherapy & anti-PD-1 + anti-PD-1 combination data provided for illustrative purposes only; no head-to-head trials conducted. *Data are for Q2W regimen. ORR, overall response rate; CR, complete response; DCR, disease control rate; PFS, progression-free survival. 1Robert C, et al. N Engl J Med. 2015;372(4): 320-330. 2Robert C, et al. N Engl J Med. 2015;372(26): 2521-2532. 3Larkin J, et al. N Engl J Med. 2015;373(1):23-34. 4Zakharia Y. Oral presentation at: Third International Cancer Immunotherapy Conference, September 6-9, 2017; Frankfurt, Germany. P e rc entag e of patient s Mo n th s Indoximod Plus PD-1 Response and Survival in Advanced Melanoma Potential to Improve Outcomes Without Added Toxicity of Ipilimumab + Nivolumab

16 Indoximod plus Pembrolizumab Phase 2 Patient Complete Response in Advanced Melanoma Zakharia Y, et al. Oral presentation at: Third International Cancer Immunology Conference; September 6-9, 2017; Frankfurt, Germany. After Treatment (July 2017) Before Treatment (October 2015)

17 Adverse Event Profile Appears Comparable to Pembrolizumab Alone Full dose combination generally well tolerated  Combination was generally well tolerated  No treatment-related Grade 4/5 adverse events reported to date  Serious Adverse Events (SAEs) led to discontinuation in only 3 patients  SAEs labelled as possibly related to indoximod reported in 4 patients  Limited immune-mediated adverse events reported regardless of attribution to treatment  No treatment-related deaths were reported Indoximod (IDO) plus Pembrolizumab (PD-1) in Advanced Melanoma Zakharia Y, et al. Oral presentation at: Third International Cancer Immunology Conference; September 6-9, 2017; Frankfurt, Germany.

NewLink GENETICS

Indigo301

A Phase 3 Study of Indoximod or Placebo Plus Pembrolizumab or Nivolumab For Patients With Unresectable or Metastatic Melanoma

PATIENT POPULATION

- Adults ≥18 years of age with unresectable stage III or IV advanced melanoma
- No prior melanoma therapy, except
  - BRAF/MEK inhibitor
  - Prior adjuvant or neoadjuvant therapy ≥4 weeks before randomization
  - Prior adjuvant immunotherapy (no relapse during treatment or ≤6 months of treatment discontinuation)
- Stable brain metastases allowed

1:1 Randomization

- PD-1 checkpoint inhibitor* + indoximod orally every 12 hours
- PD-1 checkpoint inhibitor* + placebo orally every 12 hours

*Standard-of-care dosing per country.

- Randomization (via an interactive web randomization system) stratified by:
  - Choice of checkpoint inhibitor (pembrolizumab or nivolumab)
  - Prior BRAF/MEK therapy
  - M stage at randomization
- Treatment until disease progression or unacceptable toxicity

EFFICACY ENDPOINTS

Co-primary endpoints

- Progression-free survival
- Overall survival

Secondary endpoint

- Objective response rate

ENROLLMENT

- Total planned enrollment: 624 patients
- ~100 sites in multiple countries

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Trial Support 19 Broad Set of Initiatives to Drive Enrollment and Expand Awareness  Launching clinical trials initiative – Physician and patient information website – Targeted online and print advertising – Patient advocacy partnerships  Deploying field based medical affairs team in Q1:18 – Work directly with trial sites to accelerate enrollment – Facilitate patient recruitment activities at local and regional levels – Engage Key Opinion Leaders  Enlisting support from multiple industry leading experts – Additional clinical trial specialists targeting Ex US sites – Specialty accrual programs tailored to individual site needs and requirements

Phase 2 Randomized, Placebo Controlled Trial* of IDO plus anti-PD-L1 and Chemotherapy for Patients with Metastatic Pancreatic Cancer  Objective: Evaluate 4 drug regimen vs SOC  Planned enrollment of 200 patients  Primary Endpoint: Overall Response  Secondary Endpoints: ̶ Overall Survival ̶ Progression-Free Survival ̶ Safety  Status and Milestones ̶ First Patient 1H:18 ̶ 50/50 Cost Sharing ̶ NewLink to be study sponsor 20 * Clinical collaboration with AstraZeneca

Indoximod plus Standard of Care Chemotherapy Phase 1/2 for Indoximod plus Standard of Care Chemotherapy for Patients with Acute Myeloid Leukemia 21 Strong preclinical data and significant unmet need  Patients with newly diagnosed Acute Myeloid Leukemia (AML)  Surrogate efficacy endpoint being explored as potential fast to market strategy  Currently completing initial Phase 1b dose escalation EHA ’17 Abstract E-912, Emadi, et al June 23rd 2017  15 patients enrolled as of June 1, 2017  Indoximod does not appear to add significant toxicity  7/9 patients who completed treatment per protocol (>80% compliance) achieved morphologic CR  7/7 patients with CR had no evidence of minimal residual disease

NLG919

Direct IDO1 Enzymatic Inhibitor

- Phase 2 ready asset
- Favorable safety profile with no appreciable increase in AEs in combination with PD-L1 blockade*
- Peripheral PD showed dose-dependent decreases in plasma kynurenine, consistent with systemic modulation of IDO1*
- NLG919 + indoximod preclinical data showed synergistic anti-tumor activity**
- NewLink Genetics has worldwide rights to NLG919
- Potential for development or licensing opportunities

Significant retained value and clinical development opportunity

* Burris, H et al. ASCO, June 2017. Abstract 105.
** Mautino, M et al. AACR, October 2013. Abstract 491.

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NLG919 & Indoximod 23 NLG919 & Indoximod - Antitumor Activity Alone & Synergy in Combination Control Indoximod NLG919 Indoximod + NLG919 Control: pmel1 cells + gp100 vaccine + CpG + IFA Mautino, M et al; AACR Annual Meeting Poster Presentation, Abstract 491, April 7th, 2013 Indoximod differentiated MOA may demonstrate synergistic activity with direct IDO1 inhibitors

NewLink Genetics  Enroll the majority of Indigo301 trial by the end of 2018  Phase 2 results for indoximod + checkpoint blockade in melanoma expected in 2018  Phase 2 results indoximod + gem/nab-paclitaxel in pancreatic cancer expected 1H 2018  AstraZeneca randomized Phase 2 collaboration in pancreatic cancer to initiate 1H 2018 24 Near and Medium Term Catalysts Indoximod offers opportunity to address unmet need in multiple indications

Financial Position YE 2017 Cash and Equivalents1 $158 million Debt ~$0.3 million YE 2018 Cash (Projected)2 ~$75 million Forecast Quarterly Cash Use ~$20-22 million Shares Outstanding as of October 31,2017 37.1 million 25 1 Preliminary unaudited cash position at year-end 2017 2 Excludes projections of proceeds, if any, from financings not yet completed Financially well-positioned to execute our business strategy